UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2012

PARAMOUNT GOLD AND SILVER CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-51600	20-3690109
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street
Winnemucca, Nevada
89445
(Address of Principal Executive Offices)

(775) 625-3600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This release and related documents may include "forward-looking statements" including, but not limited to, statements related to the interpretation of drilling results and potential mineralization, future exploration work and the expected results of this work. Forward-looking statements are statements that are not historical fact and are subject to a variety of risks and uncertainties which could cause actual events to differ materially from those reflected in the forward-looking statements including fluctuations in the price of gold, inability to complete drill programs on time and on budget, and future financing ability. Paramount’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Words such as "believes" "plans" "anticipates" "expects" "estimates" and similar expressions should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: uncertainties involving interpretation of drilling results, environmental matters, lack of ability to obtain required permitting, equipment breakdown or disruptions, and the other factors described in Paramount’s Annual Report on Form 10-K for the year ended June 30, 2011 and its most recent quarterly reports filed with the SEC. Except as required by applicable law, Paramount disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Current Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2012, Paramount Gold and Silver Corp. (“Paramount”, “we”, or the “Company”) accepted subscriptions from investors in the private placement described under Item 3.02 below. The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On March 30, 2012, the Company closed a private placement offering (the “Offering”) pursuant to which the Company sold to various institutional and accredited investors and non-U.S. persons (collectively, the “Investors”) 10,417,776 shares of its common stock (the “Shares”) for gross proceeds of $21,356,441, at an offering price of $2.05 per Share. Net proceeds from the Transaction will be used primarily to support the Company's current exploration and development plans together with the Company's ongoing general corporate and working capital requirements

The subscription agreements (the “Subscription Agreements”) between the Company and each of the Investors of the Offering provide that we shall use our commercially reasonable efforts to file a registration statement with the U.S. Securities and Exchange Commission to register the resale of the Shares. The Company has agreed to pay a finder’s fee for certain of the Subscription Agreements.

The sale of the Shares and the securities contained therein were exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The purchasers of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate restrictive legends are being affixed to the certificates issued in the Offering. All purchasers of the securities represented and warranted, among other things, that they were accredited investors within the meaning of Regulation D and/or non-U.S. persons within the meaning of Regulation S, that they had the knowledge and experience in financial and business matters necessary to an evaluation of the merits and risks of an investment in the Company and had the ability to bear the economic risks of the investment, and that they had adequate access to information about the Company.

Item 7.01. Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement
99.1.1	Press Release issued March 28, 2012
99.1.2	Press Release issued March 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2012

Paramount Gold and Silver Corp.
By:	/s/ Christopher Crupi
Christopher Crupi, CEO

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Subscription Agreement
99.1.1	Press Release issued March 28, 2012
99.1.2	Press Release issued March 30, 2012